UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)

(214) 969-6476
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Beginning on Monday, May 5, 2008, Comerica Incorporated (“Comerica”) will hold a series of investor meetings.  Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, Paul E. Burdiss, Senior Vice President and Treasurer, and Anthony J. Magdowski, Senior Vice President, will participate in some or all of the meetings.  A copy of the presentation slides, which will be discussed at each investor meeting, is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Investor Meeting Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By :	/s/ Jon W. Bilstrom
Name:	Jon W. Bilstrom
Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: May 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Meeting Presentation Slides